SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 23, 1999


                        GS FINANCIAL PRODUCTS U.S., L.P.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

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

                   CAYMAN ISLANDS                          NO. 000-25178                 NO. 52-1919759
                   --------------                          -------------                 --------------
   (State or Other Jurisdiction of Incorporation)     (Commission File Number)  (IRS Employer Identification No.)
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              P.O. BOX 896
  HARBOUR CENTRE, NORTH CHURCH STREET
      GRAND CAYMAN, CAYMAN ISLANDS
           BRITISH WEST INDIES                                  N/A
   -----------------------------------                       --------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (345)945-1326
                                                    -------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On August 23, 1999, the Board of Directors of GS Financial Products US Co., the corporate general partner of GS Financial Products U.S., L.P. (the "Company"), adopted a resolution authorizing the Company to redeem its 3% Citicorp Exchangeable Notes due August 28, 2002 (the "Notes"). On August 30, 1999, the Company sent a Notice of Redemption to the registered holders of the Notes. The Notes will be redeemed at a redemption price equal to 100% of the face amount of the Notes plus accrued and unpaid interest to, but excluding, the redemption date of September 14, 1999. As of August 30, 1999, there was $48 million face amount of the Notes outstanding. The Notice of Redemption specifies in more detail the terms of the redemption and is included as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c) The following exhibits are filed as part of this Form 8-K:

             99.1 Notice of Redemption.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS FINANCIAL PRODUCTS U.S., L.P.
                                         (Registrant)
                                         acting by its general partner
                                         GS Financial Products US Co.



Date: August 30, 1999              By: /s/ Brian J. Lee
                                       -----------------------------
                                       Name:  Brian J. Lee
                                       Title: Treasurer

                                       For and on behalf of GS Financial
                                       Products US Co., managing partner of GS
                                       Financial Products U.S., L.P.


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INDEX TO EXHIBITS
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EXHIBIT NO.             DESCRIPTION
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99.1                    Notice of Redemption